                                                     Exhibit 16



           EATON VANCE MUNICIPAL BOND FUND L.P. Class I
                          CALCULATION OF YIELD



                     For the 30 days ended 6/30/97:

                             Interest Income Earned:     $450,210
 Plus
                                                       ----------
 Equal                                 Gross Income:     $450,210

 Minus                                     Expenses:      $53,559
                                                       ----------
 Equal                        Net Investment Income:     $396,651

 Divided by           Average daily number of shares
                      outstanding that were entitled
                               to receive dividends:    8,686,002
                                                       ----------
 Equal       Net Investment Income Earned Per Share:      $0.0457

          Maximum Offering Price Per Share 6/30/97:        $10.66

                                      30 Day Yield*:         5.20%


 Divided by           One minus the Tax Rate of 31%:         0.69
                                                       ----------
 Equal                      Tax Equivalent Yield **:         7.54%
                          6
     2[(($0.0457/$10.66)+1) -1]

** Assuming a tax rate of 31%

INVESTMENT PERFORMANCE -- EATON VANCE MUNICIPAL BOND FUND - CLASS I SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the 1, 5, and 10 year periods ended June 30, 1997.




                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 06/30/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

10 YEARS ENDED
06/30/97          06/30/87      $952.33        $2,169.40      127.80%     8.58%         116.94%     8.05%

5 YEARS ENDED
06/30/97          06/30/92      $952.65        $1,348.89      41.59%      7.20%         34.89%      6.17%

1 YEAR ENDED
06/30/97          06/30/96      $952.33        $1,059.04      11.21%      11.21%        5.90%       5.90%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

                                                     Exhibit 16



           EATON VANCE MUNICIPAL BOND FUND L.P. - Class A
                          CALCULATION OF YIELD



                     For the 30 days ended 6/30/97:

                             Interest Income Earned:     $450,210
 Plus
                                                       ----------
 Equal                                 Gross Income:     $450,210

 Minus                                     Expenses:      $53,559
                                                       ----------
 Equal                        Net Investment Income:     $396,651

 Divided by           Average daily number of shares
                      outstanding that were entitled
                               to receive dividends:    8,686,002
                                                       ----------
 Equal       Net Investment Income Earned Per Share:      $0.0457

          Maximum Offering Price Per Share 6/30/97:        $10.66

                                      30 Day Yield*:         5.20%


 Divided by           One minus the Tax Rate of 31%:         0.69
                                                       ----------
 Equal                      Tax Equivalent Yield **:         7.54%
                          6
     2[(($0.0457/$10.66)+1) -1]

** Assuming a tax rate of 31%

INVESTMENT PERFORMANCE -- EATON VANCE MUNICIPAL BOND FUND - CLASS A SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the 1, 5, and 10 year periods ended June 30, 1997.




                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 06/30/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

10 YEARS ENDED
06/30/97          06/30/87      $952.33        $2,169.40      127.80%     8.58%         116.94%     8.05%

5 YEARS ENDED
06/30/97          06/30/92      $952.65        $1,348.89      41.59%      7.20%         34.89%      6.17%

1 YEAR ENDED
06/30/97          06/30/96      $952.33        $1,059.04      11.21%      11.21%        5.90%       5.90%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

                                                     Exhibit 16



           EATON VANCE MUNICIPAL BOND FUND L.P. - Class B
                          CALCULATION OF YIELD



                     For the 30 days ended 6/30/97:

                             Interest Income Earned:     $450,210
 Plus
                                                       ----------
 Equal                                 Gross Income:     $450,210

 Minus                                     Expenses:      $53,559
                                                       ----------
 Equal                        Net Investment Income:     $396,651

 Divided by           Average daily number of shares
                      outstanding that were entitled
                               to receive dividends:    8,686,002
                                                       ----------
 Equal       Net Investment Income Earned Per Share:      $0.0457

          Maximum Offering Price Per Share 6/30/97:        $10.25

                                      30 Day Yield*:         5.41%


 Divided by           One minus the Tax Rate of 31%:         0.69
                                                       ----------
 Equal                      Tax Equivalent Yield **:         7.84%
                          6
     2[(($0.0457/$10.25)+1) -1]

** Assuming a tax rate of 31%

INVESTMENT PERFORMANCE -- EATON VANCE MUNICIPAL BOND FUND - CLASS B SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the 1, 5, and 10 year periods ended June 30, 1997.




                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 06/30/97    ON 06/30/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

10 YEARS ENDED
06/30/97          06/30/87      $2,277.98      $2,277.98      127.80%     8.58%         127.80%     8.58%

5 YEARS ENDED
06/30/97          06/30/92      $1,415.91      $1,395.91      41.59%      7.20%         39.59%      6.90%

1 YEAR ENDED
06/30/97          06/30/96      $1,112.07      $1,062.07      11.21%      11.21%        6.21%       6.21%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.